UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2017

YANGTZE RIVER DEVELOPMENT LIMITED

(Exact name of registrant as specified in its charter)

Nevada	001-38062	27-1636887
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

41 John Street, Suite 2A, New York, NY	10038
(Address of principal executive offices)	(Zip Code)

(646) 861-3315
Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On December 8, 2017 Beijing time (which is December 7, 2017 EST), Yangtze River Development Limited (the “Company”) held its 2017 annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, a majority of the Company’s shares of common stock represented at the Annual Meeting and voting on each proposal voted to approve the following proposals:

1.	To elect Xiangyao Liu, James Stuart Coleman, Zhanhuai Cheng, Yanliang Wu, Yu Zong, Harvey Leibowitz, Zhixue Liu, Tongmin Wang, Adam Goldberg, Daniel W. Heffernan and Zhihong Su as directors to serve for a one-year term that expires at the next annual meeting of stockholders, or until their successors are elected and qualified or until their earlier resignation or removal;

2.	To ratify the appointment of ZD CPA, Ltd. as the Company’s independent registered public accountants for fiscal year ending December 31, 2018;

3.	To consider and conduct a non-binding advisory vote on a proposal to approve the Company’s executive compensation; and

4.	To consider and conduct a non-binding advisory vote on a proposal regarding the frequency of advisory votes on executive compensation.

All matters voted on at the Annual Meeting were approved as recommended by the Board of Directors of the Company.  The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below.  The Company’s inspector of election reported the final vote of the stockholders as follows:

	For	Against	Withheld	Abstain	Broker Non-Votes
Election of Directors
Xiangyao Liu	146,808,528	47	-	2,500	661,856
James Stuart Coleman	146,809,443	123	-	1,509	661,856
Zhanhuai Cheng	146,795,584	6,585	-	8,906	661,856
Yanliang Wu	146,773,532	6,584	-	30,959	661,856
Yu Zong	146,766,826	6,885	-	37,364	661,856
Harvey Leibowitz	146,651,450	128,666	-	30,959	661,856
Zhixue Liu	146,802,114	47	-	8,914	661,856
Tongmin Wang	146,651,873	150,293	-	8,909	661,856
Adam Goldberg	146,773,255	35,320	-	2,500	661,856
Daniel W. Heffernan	146,651,744	156,816	-	2,515	661,856
Zhihong Su	146,651,868	156,693	-	2,514	661,856
Ratification of Appointment of Independent registered public accounting firm	147,470,776	50	-	2,105	-
Approval, by a non-binding vote, of the Company's executive compensation.	146,773,549	36,025	-	1,501	661,856

	One year	Two Years	Three Years
Approval, by a non-binding vote, of the frequency of future stockholder advisory votes relating to the Company's executive compensation.	243,710	1,254	146,565,611

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YANGTZE RIVER DEVELOPMENT LIMITED

Date: December 8, 2017	By:	/s/ Xiangyao Liu
Xiangyao Liu President & CEO

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